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                                                                   Exhibit 10(b)

                                 THIRD AMENDMENT
                                     TO THE
                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                           DEFERRED COMPENSATION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)

         WHEREAS, the Applied Industrial Technologies, Inc. Deferred Compensation Plan (formerly known as the Bearings, Inc. Deferred Compensation Plan and hereinafter referred to as the "Plan") was established, effective as of July 1, 1993, by Applied Industrial Technologies, Inc. (formerly known as Bearings, Inc. and hereinafter referred to as the "Company") to provide key executives of the Company and its affiliates with a means by which to defer receipt of all or a portion of their incentive compensation payable under the Applied Industrial Technologies, Inc. Management Incentive Plan; and

         WHEREAS, effective as of January 1, 1997, the Plan was amended and restated; and

         WHEREAS, the Plan was subsequently amended on two occasions; and

         WHEREAS, the Company desires to again amend the Plan;

         NOW, THEREFORE, effective as of January 16, 2001, the Plan is hereby amended in the following respects.

         1. Paragraph (20) of Section 1.1 of the Plan is hereby amended to provide as follows:

                  (20) The term "Retired Participant" shall mean a Participant who terminates employment prior to January 16, 2001, with the Company and its Affiliates due to retirement after the attainment of age 55.

         2. Section 3.4 of the Plan is hereby amended to provide as follows:

                           3.4 DEFERRAL ACCOUNTS OF RETIRED PARTICIPANTS. A
                  Retired Participant may elect no earlier than 90 days, and no later than 30 days, prior to his termination of employment due to retirement to have the balance of his Deferral Account transferred in kind to the Applied Industrial Technologies, Inc. Supplemental Defined Contribution Plan for administration thereof in accordance with the terms of such plan; provided, however, that no such election and transfer may be made after January 15, 2001.

         Executed at Cleveland, Ohio, this   5th   day of    February   , 2001.
                                            ------         -------------

                                           APPLIED INDUSTRIAL TECHNOLOGIES, INC.



                                           By:    /s/ Robert C. Stinson
                                              ----------------------------------
                                               Title:   Vice President